                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                (PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934)

Filed by the Registrant |_|
Filed by a party other than the Registrant  |X|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_|  Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e)-2)
|_|  Definitive Proxy Statement
|X|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to §240.14a-12

                                  CENVEO, INC.
-------------------------------------------------------------------------------
                  (Name of Registrant Specified in Its Charter)
                         BURTON CAPITAL MANAGEMENT, LLC
                                  GOODWOOD INC.
                              1354037 ONTARIO INC.
-------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

|_|  Fee paid previously by written preliminary materials:
|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount previously paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing party:
(4)  Date filed:

www.changeatcenveo.com/index.htm

Cenveo Inc. - It's Time For Change

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Cenveo vs. NYSE Composite Index(1)

(1) The NYSE Composite Index is a float-adjusted market cap weighted index which includes all common stocks listed on the New York Stock Exchange

To access a copy of the Definitive Proxy Statement, Click Here (PDF)

If you have any questions, or require any assistance in voting your shares, please call:

D.F. King & Co., Inc.
48 Wall Street
New York, New York, 10005

Call Toll Free: (800) 967-7921
Banks and Brokers, call collect: (212) 269-5550

Media and Investor Contacts:

Rob Kittel
Goodwood Inc.
(416) 203-2022

Robert G. Burton, Jr.
Burton Capital Management, LLC
(203) 302-3700

VOTE ONLY YOUR WHITE PROXY TO SUPPORT CHANGE

Important Information

The above information is not a proxy statement. On August 9, 2005, BCM and Goodwood filed a definitive proxy statement with the Securities and Exchange Commission relating to their solicitation of proxies from the shareholders of Cenveo with respect to a special meeting of Cenveo's shareholders called to, among other things, replace Cenveo's current board of directors. BCM AND GOODWOOD ADVISE SECURITYHOLDERS TO READ THEIR PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION.

The proxy statement of BCM and Goodwood and other relevant documents is available for free at www.sec.gov. You may also obtain a free copy of BCM and Goodwood's definitive proxy statement by contacting D.F. King & Co., Inc. at (800) 957-7921 (toll-free). Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Cenveo's shareholders by BCM and Goodwood is provided in the definitive proxy statement.

www.changeatcenveo.com/filings.htm

Cenveo Inc. - It's Time For Change

- Home
- Download Definitive Proxy Statement (PDF)
- News Releases
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SEC Filings

Schedule 14A

Form DEFC14A Burton Capital Management 8/9/05
Form PRRN14A Burton Capital Management 8/8/05
Form DFAN14A Burton Capital Management 7/28/05
Form PRRN14A Burton Capital Management 7/27/05
Form DFAN14A Burton Capital Management 7/18/05
Form PREC14A Burton Capital Management 7/7/05
Form PREC14A Burton Capital Management 6/10/05
Form DEFAN14A 5/25/05
Form DFAN14A Burton Capital Management 5/24/05
Form DFAN14A Burton Capital Management 5/10/05

Schedule 13D

Form 13DA 6/10/05
Form 13DA 5/26/05
Form 13DA 4/11/05
Form 13D 4/7/05

Form 3

Form 3 Leonard Green 6/20/05
Form 3 Robert Burton Jr 4/11/05
Form 3 Goodwood 4/11/05
Form 3 Robert Burton 4/11/05

Form 4

Form 4 Leonard Green June 6/20/05
Form 4 Robert Burton 5/27/05
Form 4 Thomas Oliva 5/26/05
Form 4 Robert Burton Jr 5/26/05
Form 4 Michael Burton 5/26/05
Form 4 Leonard Green 5/26/05
Form 4 Gina Zambrana 5/26/05
Form 4 Colin Christ 5/26/05
Form 4 Brendan Tobin 5/25/05
Form 4 Burton Capital Management 5/26/05
Form 4 Robert Burton Jr 4/11/05

www.changeatcenveo.com/contacts.htm

Cenveo Inc. - It's Time For Change

Home
Download Definitive Proxy Statement (PDF)
News Releases
SEC Filings
Contacts

Contacts

If you have any questions, or require any assistance in voting your shares, please call:

D.F. King & Co., Inc.
48 Wall Street
New York, New York, 10005

Call Toll Free: (800) 967-7921
Banks and Brokers, call collect: (212) 269-5550

Media and Investor Contacts:

Rob Kittel
Goodwood Inc.
(416) 203-2022

Robert G. Burton, Jr.
Burton Capital Management, LLC
(203) 302-3700

Important Information

The above information is not a proxy statement. On August 9, 2005, BCM and Goodwood filed a definitive proxy statement with the Securities and Exchange Commission relating to their solicitation of proxies from the shareholders of Cenveo with respect to a special meeting of Cenveo's shareholders called to, among other things, replace Cenveo's current board of directors. BCM AND GOODWOOD ADVISE SECURITYHOLDERS TO READ THEIR PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION.

The proxy statement of BCM and Goodwood and other relevant documents is available for free at www.sec.gov. You may also obtain a free copy of BCM and Goodwood's definitive proxy statement by contacting D.F. King & Co., Inc. at (800) 967-7921 (toll-free). Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Cenveo's shareholders by BCM and Goodwood is provided in the definitive proxy statement.